John D. Thomas
                                    Attorney
                                 887 W. Vahe St.
                               Draper, Utah 84020
                                  801-414-5383
                           Licensed in Texas and Utah

                                  May 10, 2004

Attn Robert Oldham
Cancer Therapeutics
210 W. Hansell St.
Thomasville, GA 31792

               Re:Engagement as General Counsel

Dear Mr. Oldham:

    Thank you for engaging me as general counsel for Cancer Therapeutics, Incorporated ("CTI"). The purpose of this letter is to set forth the duties and responsibilities of John D. Thomas ("JDT") (hereafter, the "Engagement"). Please review this letter carefully and, if it meets with your approval, please sign the enclosed copy of this letter and return it to me at the above address.

1.   Services and Scope of Engagement

      JDT's Engagement is limited to the Following:

          i.   Providing general corporate legal services;

          ii.  Reviewing, drafting and editing contracts;

          iii. Assisting with various limited governmental filings; and

          iv.  Other tasks directly related to legal issues of CTI.

     JDT's acceptance of this Engagement does not involve an undertaking to represent your interests in any other matter.

2. Fees for Professional Services. CTI agrees to pay JDT 6,500,000 shares of CTI's common stock upon execution of this Agreement.

3.   Termination & Withdrawal

     (a) Termination.

         You may terminate JDT's representation at any time by notifying the undersigned. Your termination of our services will not affect your responsibility for the payment of fees as set forth herein. If such termination occurs, your papers and property will be returned to you promptly upon receipt of payment for outstanding fees and costs.

     (b) Withdrawal

     I may withdraw from representation if you fail to fulfill your obligations under this Engagement, or as permitted or required under any applicable law, standard of professional conduct or rule of court, or upon our reasonable notice to you.

     Once again, thank you for selecting me to represent your company. Please call me if you have any questions.

                                  Very truly yours,

                                  /s/ John D.Thonmas
                                  --------------------
                                  John D. Thomas

Agreed and accepted:


Cancer Therapeutics, Incorporated


By:/s/ Robert Oldham
-----------------------------------
     Robert Oldham
     President